Exhibit 10.3.1
SHORT TERM EXTENSION AGREEMENT
THIS SHORT TERM EXTENSION AGREEMENT (this “Agreement”) is effective as of January 23, 2025 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (the “Guarantor,” and together with Borrowers, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (as hereinafter defined) (“Administrative Agent”), and each “Lender” set forth on the signature pages to this Agreement (each a “Signatory Lender” and collectively the “Signatory Lenders”).
RECITALS:
WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Loan Agreement dated as of November 3, 2021, as amended by that certain Loan Modification and Extension Agreement dated as of November 8, 2023 and made effective as of November 3, 2023 (the “First Modification”), as amended by that certain Second Loan Modification and Extension Agreement made effective as of November 17, 2023 (the “Second Modification”), as amended by that certain Third Loan Modification and Extension Agreement executed as of December 29, 2023 and made effective as of December 22, 2023 (the “Third Modification”), as amended by that certain Fourth Loan Modification and Extension Agreement effective as of February 6, 2024 (the “Fourth Modification”), as amended by that certain Fifth Loan Modification and Extension Agreement effective as of July 15, 2024 (the “Fifth Modification”), as amended by that certain Sixth Loan Modification and Extension Agreement effective as of October 11, 2024 (the “Sixth Modification”), and as amended by that certain Seventh Loan Modification and Extension Agreement effective as of November 22, 2024 (the “Seventh Modification”; and together with the First Modification, Second Modification, Third Modification, Fourth Modification, Fifth Modification and Sixth Modification, the “Prior Modifications”) (as so modified, the “Existing Loan Agreement”; the Existing Loan Agreement as modified hereby and as may be further amended, modified, supplemented, reaffirmed or restated from time to time, the “Loan Agreement”), by and among Administrative Agent, each of the lenders from time to time party thereto (each a “Lender” and collectively the “Lenders”), and Borrowers, the Lenders made a loan (the “Loan”) to Borrowers in the original maximum principal amount of $460,937,874.77 as of the Seventh Modification;
WHEREAS, the Loan is evidenced by, among other things, one or more promissory notes executed by Borrowers and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan (such promissory notes, as increased, extended, consolidated, amended, restated, replaced, substituted, supplemented or otherwise modified from time to time, collectively, the “Note”);
WHEREAS, pursuant to the First Modification, the unadvanced portion of the Aggregate Commitment was cancelled, and therefore no additional advances are available to the Borrowers whether under the Term Loan or the Revolving Availability;
WHEREAS, pursuant to the terms of the Loan Agreement, the Loan matures on January 23, 2025;
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents (as hereinafter defined) are secured by, among other things, the Security Instruments covering certain real property and improvements thereon, more particularly described in the Security Instruments (collectively, the “Property”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are guaranteed by Guarantor pursuant to an Amended and Restated Guaranty Agreement dated November 3, 2021 (as amended, supplemented, modified, restated, reaffirmed or renewed from time to time, the “Guaranty”); and
WHEREAS, Borrowers, Administrative Agent and Signatory Lenders desire to extend the stated maturity date of the Obligations owing to Administrative Agent and each Signatory Lender and permit an Administrative Agent Advance (as defined in the Loan Agreement) in the amount of $4,975,299.17 (the “Protective Advance Amount”) for the purposes set forth on Exhibit A to this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Guarantor, Administrative Agent and Signatory Lenders now agree to extend the maturity date of the Obligations owing to Administrative Agent and each Signatory Lender and to permit an Administrative Agent Advance in the amount of the Protective Advance Amount, all as more specifically set forth below.
1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.
2.Maturity Date. All of the Obligations owing to Administrative Agent and each Signatory Lender, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note (including but not limited to the Protective Advance Amounts outstanding under the Administrative Agent Advances) and the other Loan Documents owing to Administrative Agent or any Signatory Lender, shall be due and payable in full on February 6, 2025 (or such earlier date to which such Obligations may be accelerated in accordance with the terms of the Loan Agreement) (the “Extended Maturity Date”). Notwithstanding anything to the contrary in the Loan Agreement and the other Loan Documents, the “Maturity Date” with respect to the foregoing Obligations owing to Administrative Agent and each Signatory Lender shall be deemed to mean the Extended Maturity Date. Borrowers have no further options to extend the Maturity Date (and any prior
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extension options have been terminated), and the provisions of this Section shall not excuse the Borrowers from paying interest that is due prior to maturity in accordance with the terms of Section 1.6.1 of the Loan Agreement or any other sum that is due prior to maturity pursuant to the Loan Documents.
3.Protective Advance.
(a)The Signatory Lenders, constituting the Required Lenders, hereby consent to Administrative Agent Advances in an aggregate amount equal to the Protective Advance Amount for the payment of Real Property Taxes, as more specifically set forth on Exhibit A attached hereto. Administrative Agent may condition the funding of such Administrative Agent Advances upon the delivery of such invoices, evidence of sums due, draw requests or other documentation as it may require.
(b)Each Signatory Lender hereby agrees to make the amount of such Lender’s Pro Rata Share of the Protective Advance Amount available to Administrative Agent, in same day funds, to such account of Administrative Agent as Administrative Agent may designate, as provided in Section 8.12 of the Loan Agreement.
(c)In accordance with Section 8.12(b) of the Loan Agreement, such Administrative Agent Advances constitute obligatory advances of all Lenders. The failure of any Lender to fund its Pro Rata Share of the Protective Advance Amount shall not relieve any other Lender of its corresponding obligation to do so, and no Lender shall be responsible for any other Lender’s failure to make its payment thereof.
(d)Borrowers and Guarantor hereby acknowledge and agree that the Administrative Agent Advance contemplated hereby shall constitute an advance of additional Loan proceeds and, after giving effect thereto, the outstanding principal balance of the Loan shall increase by the Protective Advance Amount advanced hereunder.
4.Debtor-in-Possession Financing. Borrowers hereby agree, prior to filing or commencing any prepackaged or otherwise prenegotiated proceeding under chapter 11 of the United States Bankruptcy Code, to provide each Lender with a copy of each debtor-in-possession financing agreement and restructuring support agreement entered into (or to be entered into) in support of any such proceeding, in the final form agreed to prior to filing or commencing such proceeding.
5.Waiver of Financial Covenants. For the avoidance of doubt, Section 5 of the Sixth Modification remains in full force and effect.
6.Conditions Precedent to Closing. The obligation of Administrative Agent and Signatory Lenders to enter into this Agreement is subject to the satisfaction or waiver by Administrative Agent of the following conditions precedent:
(a)Administrative Agent’s receipt of this Agreement duly executed by all parties hereto;
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(b)Borrowers and Guarantor shall have delivered to Administrative Agent the following, each in form and substance satisfactory to Administrative Agent: (i) resolutions authorizing this Agreement and (ii) secretary’s certificates (including incumbency certificates) for Borrowers and Guarantor, which shall include certifications that there have been no changes to the organizational documents, certificates of formation, certificates of good standing, and applicable certificates of foreign qualification delivered to Administrative Agent in connection with the Seventh Modification; and
(c)Borrowers shall have paid Administrative Agent all fees, commissions, costs, charges, taxes and other expenses incurred by Administrative Agent and its counsel in connection with this Agreement (including, but not limited to, reasonable fees and expenses of Administrative Agent’s counsel and all recording fees, taxes and charges) for which Administrative Agent has requested payment in writing (including by email) prior to the date hereof.
7.Balance. As of the Effective Date, the aggregate outstanding principal balance of the Note prior to giving effect to the Administrative Agent Advance contemplated hereby, is $460,937,874.77.
8.Obligors’ Representations and Warranties; Reaffirmation of Loan. Each Obligor hereby reaffirms all of the representations and warranties set forth in the Loan Documents (in each case, and with respect to each reference to any Loan Document contained in this Section 8, as such Loan Document is being amended hereby) to be true, accurate and correct in all material respects as of the Effective Date to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute a Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement or any other Loan Document. Each Obligor further represents and warrants that as of the Effective Date (a) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; (b) to each Obligor’s knowledge, other than receipt of prepaid rents in the aggregate amount not exceeding $500,000, all of which have been deposited in the property accounts in which the Administrative Agent holds a security interest, no Default or Potential Default has occurred and is continuing (or will exist after giving effect to the satisfaction of the conditions to the effectiveness of this Agreement); (c) each Obligor is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware; (d) other than as disclosed to the Administrative Agent in writing on or prior to the date hereof, there have been no material changes in formation documents of any Obligor since the inception of the Loan; (e) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which any Obligor is a party or by which any Obligor or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Obligor or any Property is subject; (f) this Agreement constitutes the legal, valid and binding obligations of each Obligor enforceable in accordance with its terms, except to the extent that such enforceability may be limited by laws generally affecting the enforcement of creditors’ rights; (g) the execution and delivery of, and performance under, this Agreement are within each Obligor’s power and authority without the joinder or consent of any other party and
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have been duly authorized by all requisite action, and are not in contravention of any law, or of any Obligor’s articles of organization or operating agreement or of any indenture, agreement or undertaking to which any Obligor is a party or by which it is bound. Each Borrower hereby reaffirms all of its obligations under the Loan Documents, and acknowledges, confirms, stipulates, agrees, represents and warrants that it has no defense, claim, credit, offset or counterclaim to any of its obligations under any of the Loan Documents. Each Borrower further acknowledges the validity and enforceability of each Security Instrument as a first‑priority lien on the applicable Property, all improvements located thereon and all of the collateral described in such Security Instrument. Without limiting the foregoing, each Borrower reaffirms Administrative Agent’s right, following the occurrence and during the continuance of any Default, to apply any and all payments made by any Borrower or otherwise received by Administrative Agent or the Lenders with respect to the Loan, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by Borrowers under the Loan Documents in accordance with Section 7.2 of the Loan Agreement, and each Borrower acknowledges that it shall have no right to direct Administrative Agent as to such application or designate the portion of the obligation to be satisfied.
9.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:

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Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
10.Course of Dealing; Reservation of Rights. Administrative Agent, Signatory Lenders and Obligors hereby acknowledge and agree that:
(a)At no time shall any prior or subsequent course of conduct by Obligors, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document.
(b)This Agreement does not alter, impair or affect in any fashion (or evidence the intent of any party to alter, impair or affect in any fashion) any and all past, present, and future claims, causes of action, damages, demands, costs, and other liabilities of any kind, direct or indirect, known or unknown, foreseen or unforeseen, which Administrative Agent or the Lenders (or any of them individually), or any of their respective officers, successors, assigns, or representatives, now has or may have in the future against any Obligor or their respective successors and assigns, and all persons acting by through, under, or under the control of any of the foregoing which relate to, arise from, or are connected with the Loans, in each case, except for the modifications to the Loan Agreement and other Loan Documents that are expressly provided in this Agreement. Except as expressly provided in this Agreement and except for the modifications to the Loan Agreement and other Loan Documents expressly provided in this Agreement, Administrative Agent and the Lenders reserve all rights and remedies against the Obligors, and all other terms and conditions of the Loan Agreement and other Loan Documents prior to the date hereof shall remain in full force and effect.
(c)Upon its effectiveness, this Agreement shall constitute a “definitive written agreement” under the Pre-Discussion Agreement. All other prior and subsequent discussions between the Obligors, Administrative Agent and the Lenders shall be subject to the Pre-Discussion Agreement, to the extent set forth therein.
11.Renewal; Lien Continuation; No Novation. Borrowers hereby reaffirm the Obligations and promise to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens created or secured by the Loan
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Documents are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Loan Documents, the Obligations or the Liens created or secured by the Loan Documents, except for the modifications to the Loan Agreement that are expressly provided for in this Agreement. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
12.Default. A default under this Agreement shall constitute a Default under the Note and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents. For avoidance of doubt, this Agreement is a Loan Document.
13.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
14.Reaffirmation of Guaranty. Guarantor, by signature below as such, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Administrative Agent and Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and Lenders with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a Default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent and Signatory Lenders would not execute this Agreement or otherwise consent to its terms.
15.Electronic Signatures. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor hereby agree that as soon as reasonably possible, Borrowers and Guarantor will provide an original of this Agreement to Administrative
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Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.
16.Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members, shareholders, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By:    /s/ Paul Kim
Name:    Paul Kim
Title:    Senior Vice President
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BORROWER:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company,
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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BORROWER:
KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company,
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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BORROWER:
KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company,
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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BORROWER:
KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company,
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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BORROWER:
KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company,
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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BORROWER:
KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company,
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
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LENDER:
WELLS FARGO BANK, NATIONAL
ASSOCIATION
By:    /s/ Joshua Brinkenhoff
Name:    Joshua Brinkenhoff
Title:    Senior Credit Resolution Specialist
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SIGNATORY LENDER:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Mike Warren
Name:    Mike Warren
Title:    Senior Vice President
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SIGNATORY LENDER:
PNC BANK, NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Damon Smith
Name:    Damon Smith
Title:    Senior Vice President
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SIGNATORY LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Howard M. Guidry
Name:    Howard M. Guidry
Title:    Senior Vice President
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LENDER:
REGIONS BANK,
an Alabama banking corporation
By:    /s/ Mark A. Mushinski
Name:    Mark A. Mushinski
Title:    Senior Vice President
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SIGNATORY LENDER:
ZIONS BANCORPORATION, N.A., DBA
CALIFORNIA BANK & TRUST
By:    /s/ Sean Reilly
Name:    Sean Reilly
Title:    Vice President
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SIGNATORY LENDER:
BANK OF AMERICA, N.A.,
a national banking association,
as a Lender
By:    /s/ Paul Kim
Name:    Paul Kim
Title:    Senior Vice President
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Exhibit A
Uses of Administrative Agent Advance

Sterling Plaza 2024 tax payment due 1/31/25	$2,325,687.98
Legacy Town Center 2024 tax payment due 1/31/25	$2,649,611.19
Total	$4,975,299.17
Exhibit A to
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